Filed Pursuant to 497(e)
1933 Act File Nos. 002-93131, 033-36065
1940 Act File Nos. 811-04044, 811-06673
May 1, 2016
(As Amended and Restated January 5, 2017)

STATEMENT OF ADDITIONAL INFORMATION FOR

	Investor Shares	Institutional Shares
Parnassus Fund	(PARNX)	(PFPRX)
Parnassus Core Equity Fund	(PRBLX)	(PRILX)
Parnassus Endeavor Fund	(PARWX)	(PFPWX)
Parnassus Mid Cap Fund	(PARMX)	(PFPMX)
Parnassus Asia Fund	(PAFSX)	(PFPSX)
Parnassus Fixed Income Fund	(PRFIX)	(PFPLX)

Parnassus Funds
Parnassus Income Funds
1 Market Street, Suite 1600
San Francisco, CA 94105
(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of four mutual funds: the Parnassus Fund, the Parnassus Endeavor Fund (formerly known as the Parnassus Workplace Fund), the Parnassus Mid Cap Fund and the Parnassus Asia Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Core Equity Fund (formerly known as the Parnassus Equity Income Fund) and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). Each of the Funds offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

This statement of additional information is being amended and restated to reflect the Parnassus Funds’ amended proxy voting policies and procedures, included as Annex B attached to this statement of additional information.  Other than the aforementioned amended proxy voting policies and procedures, this amended and restated statement of additional information does not amend or update the statement of additional information filed with the Securities and Exchange Commission on April 29, 2016.

The Funds’ audited financial statements for the fiscal year ended December 31, 2015 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2015, as filed with the Securities and Exchange Commission on February 12, 2016. This means that you should consider the Funds’ audited financial statements to be part of the statement of additional information. This statement of additional information is not a prospectus and should be read in conjunction with the current prospectus of the Funds, dated May 1, 2016. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505, writing to the Funds at the above address or by visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund is to achieve long-term capital appreciation. The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The investment objective of the Parnassus Fixed Income Fund is to provide a high level of current income consistent with safety and preservation of capital. Each of the Funds is diversified. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate; provided, however, that the Parnassus Asia Fund may purchase and sell commodities to the extent permitted by the 1940 Act. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years.  For the year ended December 31, 2014, the turnover rates for the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were 60.44%, 14.32%, 39.51%, 21.62%, 24.41% and 52.57%, respectively. For the year ended December 31, 2015, the turnover for the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were 68.52%, 26.9%, 63.23%, 58.01%, 59.89% and 35.80%, respectively.

Operating Policies

Each of the Funds has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Funds’ Trustees:

(1)	With the exception of the Parnassus Fixed Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed Income Fund may not purchase warrants.

(2)	The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions. The Parnassus Asia Fund may hold or purchase foreign currency. The Parnassus Fixed Income Fund may not hold or purchase foreign currency.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of each Fund) that a Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)	With respect to the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is an operating policy of each of the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Mid Cap Fund invests mainly in companies that have a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $2.4 billion and $28.7 billion as of May 29, 2015). The Parnassus Asia Fund invests principally in companies located in Asia. The Parnassus Fixed Income Fund invests mainly in fixed income securities, particularly in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. If the Board of Trustees determines to change this non-fundamental policy for these Funds, the Funds will provide 60 days prior written notice to the shareholders before implementing the change of policy.

(5)	With respect to the Parnassus Endeavor Fund, it is an operating policy of the Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in companies that the Adviser considers to have a good workplace for its employees.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Boards of Trustees will be communicated to shareholders prior to their implementation.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest.  Returns from the securities in which a Fund invests may underperform returns from the various general securities markets.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices.  Securities may be difficult to value during such periods.  These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets.  For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds.  Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of such Fund.  The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable.  Legislation or regulation also may change the way in which the Funds or the Adviser is regulated.  Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect such Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally.  In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with such Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Foreign Equity Securities

The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund may each purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 20% of the value of their total net assets. The Parnassus Asia Fund may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 100% of the value of its total net assets. In addition to American Depositary Receipts (“ADRs”), such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived, and where its assets are located, as well as other factors. With regard to the Parnassus Asia Fund, Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia.

Foreign Fixed Income Securities

The Parnassus Fixed Income Fund may make limited use (not more than 20% of its net assets) of foreign fixed income securities. The foreign fixed income securities in which the Fund may invest must be U.S. dollar denominated, and may include obligations of supranational organizations or corporations. Similar to the Parnassus equity funds, the Adviser gives the most weight to the location of the company’s headquarters and the location of the exchange(s) where most of the firms’ debt is traded when determining if an issuance is a foreign security. Foreign fixed income securities are subject to the same risks as foreign equity securities and to the same risks as other debt securities.

Emerging Markets

The Parnassus Asia Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Parnassus Asia Fund’s investments and the availability to the Parnassus Asia Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Parnassus Asia Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Geographic Concentration

The Parnassus Asia Fund concentrates its investments in Asian companies. There are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole.

The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the recent developments in global credit and equity markets, events in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of the Parnassus Asia Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. As these countries may be considered Emerging Markets, the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact the Parnassus Asia Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters, or adverse changes in climate or weather. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

Foreign Currency Transactions

Since the Parnassus Asia Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Parnassus Asia Fund’s assets from the perspective of U.S. investors. The Parnassus Asia Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Parnassus Asia Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Parnassus Asia Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Parnassus Asia Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Parnassus Asia Fund to deliver an amount of foreign currency in excess of the value of the Parnassus Asia Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Parnassus Asia Fund will be served.

At the maturity of a forward contract, the Parnassus Asia Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Parnassus Asia Fund retains the portfolio securities and engages in an offsetting transaction, the Parnassus Asia Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Parnassus Asia Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Parnassus Asia Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Parnassus Asia Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Parnassus Asia Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Parnassus Asia Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Parnassus Asia Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Parnassus Asia Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Parnassus Asia Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Parnassus Asia Fund’s investments exactly over time.

Pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), the Trust on behalf of the Parnassus Asia Fund has filed a notice of exemption from registration as a commodity pool operator. To rely on the exemption, the Parnassus Asia Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. In addition, the Parnassus Asia Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Parnassus Asia Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Parnassus Asia Fund’s net asset value.

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Funds’ social investing criteria. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

With the exception of the Parnassus Fixed Income Fund, each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid (and are subject to the restriction on illiquid investments discussed above) and will likely involve a higher degree of risk than most portfolio securities.

Warrants and Put and Call Options

Each Fund (excluding the Parnassus Fixed Income Fund), to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

Each of the Funds may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Securities

Each Parnassus equity fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

High Yield Securities

Greater Risk of Loss.  There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by a Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower-rated securities.

United States Government Obligations

The Funds  may invest in U.S. government obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Parnassus Fixed Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Parnassus Fixed Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

The Parnassus Fixed Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Parnassus Fixed Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. The Parnassus Fixed Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Parnassus Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

Extension and Prepayment Risk. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Parnassus Fixed Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Parnassus Fixed Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayment risk occurs when declining interest rates cause prepayments to occur faster than expected, thus more quickly removing the mortgages from the pool. In this situation, the Parnassus Fixed Income Fund may not earn the expected return and may experience a loss. Additionally, in this environment, the Parnassus Fixed Income Fund may have to reinvest the proceeds at relatively lower yields. Extension risk occurs in the opposite market condition: when underlying rates are rising faster than expected and loans are not paid off as quickly as expected. In this case, the bond’s maturity is extended, which may impact returns and may cause the Parnassus Fixed Income Fund to miss an opportunity to reinvest at relatively higher yields.

Prepayment and extension risk are more impactful for Residential Mortgage-Backed Securities, or mortgage pass-throughs, including bonds issued by Fannie Mae and Freddie Mac. Residential mortgages have no refinancing restrictions, unlike Commercial Mortgage-Backed Securities, which are comprised of commercial mortgages. Commercial mortgages frequently include provisions such as yield maintenance or additional penalties for early repayment, thereby reducing the likelihood of prepayment. Because extension risk comes from changing rates of prepayment, extension risk is also dampened for these securities.

Liquidity. No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Boards of Trustees. In accordance with such guidelines, the Adviser will monitor the Parnassus Fixed Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. This includes procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Boards of Trustees, and the Boards must be afforded the opportunity to determine whether or not to allow such disclosure.

SEC and Website Disclosure

The SEC requires the Funds to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semiannual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten calendar days after a Fund transmits its annual or semiannual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as-needed basis in connection with the services they provide to the Funds. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P.
Thomson Reuters (parent company of Lipper)
Morningstar, Inc.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

MANAGEMENT

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee six portfolios (Funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. The Trusts do not have a Chairman of the Board. As President of the Trusts, Jerome L. Dodson is the presiding officer at all meetings of the Board of Trustees. Jeanie S. Joe serves as the lead independent trustee. The Trusts have determined that their leadership structure is appropriate because it has been in place since 2002, and, during that time, the Funds have generally delivered market or above market returns for their investors.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the three independent trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are of as December 31, 2015).

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Jeanie S. Joe, 68 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Lead Independent Trustee	Indefinite Since 2004 for Parnassus Income Funds and Parnassus Funds	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, from 1995-2009. L.E.E.D. accredited professional since 2009.	None	6

Donald J. Boteler, 67 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite Since May 2012 for Parnassus Income Funds and Parnassus Funds	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012. Trustee of FAM Funds since October 2012.	FAM Funds	6

Alecia A. DeCoudreaux, 61 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since December 2013 for Parnassus Income Funds and Parnassus Funds	President of Mills College since 2011. Vice President and Deputy General Counsel of Eli Lilly from 2010-2011. Vice President and General Counsel of Lilly U.S.A. from 2005-2009.	CVS Health	6

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Dodson is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Jerome L. Dodson, 72 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for Parnassus Funds	President and Trustee of Parnassus Funds and Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984. Portfolio manager since 1984. CEO of Parnassus Investments from 1984 to present.	None	6

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)

Todd C. Ahlsten, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001
Chief Investment Officer of Parnassus Investments since 2008; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Benjamin E. Allen, 38 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2015
Vice President of Parnassus Investments since 2008; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2013. Vice President of Parnassus Funds and Parnassus Income Funds since 2015.

Marc C. Mahon, 38 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Principal Accounting Officer and Treasurer	Indefinite Since 2007
Chief Financial Officer and Principal Accounting Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2007. Treasurer of Parnassus Income Funds and Parnassus Funds since 2007.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)

John V. Skidmore II, 50 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2008.

Downey H. Blount, 45 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015
Chief Compliance Officer of Parnassus Funds Distributor since April 2015. Senior Compliance Officer of Parnassus Investments since 2014. Project Manager of Parnassus Investments from June 2013 to December 2013. Homemaker from 2009 to June 2013.

Jerome L. Dodson has been a Trustee and Portfolio Manager of the Parnassus Funds since the inception of the fund family. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a trustee. Jeannie S. Joe, Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2004, 2012 and 2013, respectively. As reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. Each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee.

The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees.  Effective as of December 10, 2015, the independent trustees named Jeanie S. Joe as Lead Independent Trustee.

For the calendar year ended December 31, 2015, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $163,000 in addition to reimbursement for certain out-of-pocket expenses. For the calendar year ending December 31, 2016, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $135,000, in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the calendar year ended December 31, 2015.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald V. Potter(2)	$ 163,000	None	$163,000
Jeanie S. Joe	$ 163,000	None	$163,000
Donald J. Boteler	$ 163,000	None	$163,000
Alecia A. DeCoudreaux	$ 163,000	None	$163,000

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

(2)	The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees. Donald V. Potter reached age 70 during 2015 and retired effective December 31, 2015.

The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2015, which is also the valuation date:

Name	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	Over $100,000

Independent Trustees

J. Joe	Over $100,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$1- $10,000	$1- $10,000	Over $100,000
D. Boteler	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
A. DeCoudreaux	$10,001- $50,000	$10,001- $50,000	$10,001 - $50,000	$10,001-$50,000	$10,001- $50,000	$10,001- $50,000	Over $100,000

Code of Ethics

The Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments and Parnassus Funds Distributor are also subject to this code. The code allows personnel subject to it to invest in certain securities with pre-clearance subject to certain restrictions. They may invest in securities held by the portfolios of the Parnassus Funds, but they generally cannot trade in those securities during the blackout period, which is five days before and five days after any of the Funds trade in that security or consider a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. Proxy voting expenses incurred by the Adviser on behalf of the Funds and other accounts will be fairly and equitably allocated among the Funds and the other accounts holding the applicable securities. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Parnassus Fund - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	16.13%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	13.97%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	6.03%

Parnassus Fund - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	6.93%

* The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.
As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned less than 1.00% of the outstanding shares of the
Parnassus Fund-Investor shares and 13.79% of the outstanding shares of the Parnassus Fund-Institutional shares respectively.

Parnassus Endeavor Fund - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	35.34%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	17.70%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	7.88%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	5.91%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	5.05%

Parnassus Endeavor Fund - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	24.62%
Mr. Jerome Dodson	1 Market Street, Suite 1600	San Francisco, CA 94105	13.79%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, Ca 94104	11.57%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	8.83%
State Street Bank and Trust Co.	1200 Crown Colony Drive, CC10313	Quincy, MA 02169	5.47%
Custodian for MML for FBO it's Clients
Wells Fargo Bank NA	P. O. Box 1533	Minneapolis, MN 55480	5.35%

* The shares owned by National Financial Services, LLC, Charles Schwab, Inc., American Enterprise Investment Service,
Pershing LLC, State Street Bank and Trust Co., and Wells Fargo Bank NA were owned of record only.
As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned less than 1.00% of the outstanding shares of the
Parnassus Endeavor Fund-Investor shares and 21.55% of the outstanding shares of the Parnassus Endeavor Fund-Institutional shares respectively.

Parnassus Mid Cap Fund - - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	31.95%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	22.38%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	6.27%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	5.43%

Parnassus Mid Cap Fund - - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	42.81%
Maril & Co FBO 6Y	11270 W. Park Place	Milwaukee, WI 53224-3638	17.03%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	12.55%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	7.47%

* The shares owned by Charles Schwab, Inc., National Financial Services, LLC, Pershing LLC and
American Enterprise Investment Service were owned of record only.
As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned less than 1.00% of the outstanding shares of the
Parnassus Mid Cap Fund-Investor shares and 2.97% of the outstanding shares of the Parnassus Mid Cap Fund-Institutional shares respectively.

Parnassus Asia Fund - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	33.40%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	12.95%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	5.48%

Parnassus Asia Fund - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Parnassus Investments	1 Market Street, Suite 1600	San Francisco, CA 94105	40.45%
Mr. Jerome Dodson	1 Market Street, Suite 1600	San Francisco, CA 94105	34.26%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	19.78%

* The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.
As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned 6.30% of the outstanding shares of the
Parnassus Asia Fund-Investor shares and 69.86% of the outstanding shares of the Parnassus Asia Fund-Institutional shares respectively.

Parnassus Core Equity Fund - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	45.30%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	20.50%

Parnassus Core Equity Fund - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	23.77%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	15.70%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	6.92%

* The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.
As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned less than 1.00% of the outstanding shares of the
Parnassus Core Equity Fund-Investor shares and the Parnassus Core Equity Fund-Institutional shares respectively.

Parnassus Fixed Income Fund - Investor Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	24.10%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	17.56%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.84%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	5.98%

Parnassus Fixed Income Fund - Institutional Shares
Principal Holders of Securities	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	18.73%
Michael George Brown IRA	318 4th Street	Brooklyn, NY 11215	7.65%
Max Meyer Friedman 1988 Trust	2637 Larkin Street	San Francisco, CA 94109	6.01%
Pershing LLC	Pershing Plaza	Jersey City, NJ 07399	5.92%

* The shares owned by Charles Schwab, Inc., National Financial Services, LLC, TD Ameritrade, Inc. and
    Pershing LLC were owned of record only.
    As of March 31, 2016, the Trustees and Officers as a group (9 persons) owned less than 1.00% of the outstanding shares of the Parnassus Fixed Income Fund-Investor shares and the Parnassus Fixed Income Fund-Institutional shares respectively.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Donald J. Boteler, Alecia A. DeCoudreaux and Jeanie S. Joe. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2015.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including for example the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of the Adviser.

Effective May 1, 2015, the Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 0.70% of the first $100 million in assets, 0.65% of the next $100 million and 0.60% of the amount above $200 million.  Prior to May 1, 2015, the Parnassus Fund paid the Adviser a fee for services performed at the annual rate of 1.00% of the first $10 million in assets, 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2013, 2014 and 2015, the Parnassus Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$4,633,765	$ 0	$4,633,765	$ 0
2014	$3,857,332	$ 0	$3,857,332	$ 0
2013	$3,262,486	$ 0	$3,262,486	$ 0

Effective May 1, 2015, the Parnassus Core Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million, 0.60% of the next $9.5 billion and 0.55% of the amount above $10 billion. Prior to May 1, 2015, the Parnassus Core Equity Fund paid the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million and 0.60% of the amount above $500 million. During 2013, 2014 and 2015, the Parnassus Core Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$71,165,324	$ 0	$71,165,324	$ 0
2014	$57,380,379	$ 0	$57,380,379	$ 0
2013	$39,527,949	$ 0	$39,527,949	$ 0

Effective May 1, 2015, the Parnassus Endeavor Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.65% of the amount above $500 million. Prior to May 1, 2015, the Parnassus Endeavor Fund paid the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2013, 2014 and 2015, the Parnassus Endeavor Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$8,207,339	$306,258	$7,901,081	$ 0
2014	$4,312,786	$419,980	$3,892,806	$ 0
2013	$2,957,280	$0	$2,957,280	$ 0

The Parnassus Mid Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2013, 2014 and 2015, the Parnassus Mid Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$3,812,373	$374,192	$3,438,181	$ 0
2014	$2,080,626	$ 0	$2,080,626	$ 0
2013	$1,585,133	$ 0	$1,585,133	$ 0

The Parnassus Asia Fund pays the Adviser a fee for services performed at the annual rate of 1.10% of the first $100 million in assets, 1.05% of the next $400 million and 1.00% of the amount above $500 million. During 2013, 2014 and 2015, the Parnassus Asia Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$122,218	$107,815	$ 14,403	$ 0
2014	$59,382	$59,382	$ 0	$ 63,887
2013	$19,882	$19,882	$ 0	$ 45,949

The Parnassus Fixed Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million in assets, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2013, 2014 and 2015, the Parnassus Fixed Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2015	$956,260	$214,404	$741,856	$ 0
2014	$915,515	$175,226	$740,289	$ 0
2013	$1,000,652	$208,152	$792,500	$ 0

The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses as stated below:
	Investor Shares	Institutional Shares
Parnassus Fund	0.99%	0.94%
Parnassus Endeavor Fund	0.95%	0.83%
Parnassus Mid Cap Fund	0.99%	0.85%
Parnassus Asia Fund	1.25%	1.22%
Parnassus Core Equity Fund	0.87%	0.78%
Parnassus Fixed Income Fund	0.68%	0.58%

These agreements will not be terminated prior to May 1, 2017 and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2015.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). For the year ended December 31, 2013, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $360,254, $9,505,186, $611,317, $367,647, $278 and $226,360, respectively. For the year ended December 31, 2014, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $444,530, $14,080,256, $858,407, $432,729, $2,505 and $227,322, respectively.  For the year ended December 31, 2015, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $753,121, $18,673,760, $2,166,363, $975,795, $11,920 and $291,345, respectively.

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. Such payments are intended to provide additional compensation to financial intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Funds; (vii) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (xi) all other expenses incidental to holding meetings of the Funds’ shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily Net Asset Values. As fund accountant and fund administrator, Parnassus Investments received the amounts detailed below. For the year ended December 31, 2013, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $180,785, $2,305,256, $131,917, $67,825, $633 and $70,826, respectively. For the year ended December 31, 2014, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $206,808, $3,215,994, $189,103, $87,076, $1,823 and $61,961, respectively. For the year ended December 31, 2015, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $246,399, $3,940,190, $381,018, $162,532, $3,674 and $63,215, respectively.

Portfolio Transactions and Brokerage

Each Agreement states that, in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include FactSet investment analytics tools, Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

The Adviser also participates in “commission sharing arrangements” to receive eligible research and brokerage products and services. In commission sharing arrangements, the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

During 2015, the Parnassus Mid Cap Fund paid $1,650 to Weeden & Co. in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Fund. During 2015, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund paid $69,777, $917,588, $81,691 and $58,816, respectively, to Bank of New York Convergex in brokerage commissions under a commission sharing arrangement, as described above.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2013, 2014 and 2015, the Parnassus Fund paid $354,540, $505,797 and $395,642, respectively, in brokerage commissions on total transactions of $693,949,923, $738,963,645 and $1,029,663,638, respectively. Of those amounts, the following was paid in conjunction with brokerage and research services: $106,500 in 2013 on total transactions of $693,949,923; and $260,546 in 2014 on total transactions of $738,963,645; and $212,545 in 2015 on total transactions of $1,029,663,638.

During 2013, 2014 and 2015, the Parnassus Core Equity Fund paid $2,175,300, $1,993,003 and $2,176,920, respectively, in brokerage commissions on total transactions of $3,285,146,137, $4,733,350,304 and $6,220,470,074, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,038,407 in 2013 on total transactions of $3,285,146,137; and $770,995 in 2014 on total transactions of $4,733,350,304; $746,031 in 2015 on total transactions of $6,220,470,074.

During the year ended December 31, 2013, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund paid $166,529, $59,526 and $4,347, respectively, in brokerage commissions on total transactions of $357,937,468, $135,347,491 and $2,845,096, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $51,161, $11,903 and $3,925, respectively, on total transactions of $357,937,468, $135,347,491 and $2,845,096, respectively.

During the year ended December 31, 2014, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund paid $231,551, $71,218 and $8,143, respectively, in brokerage commissions on total transactions of $536,722,002, $147,953,632 and $6,373,107, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $61,244, $29,975 and $1,596 respectively, on total transactions of $536,722,002, $147,953,632 and $6,373,107, respectively.

During the year ended December 31, 2015, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund paid $393,217, $327,995 and $19,562, respectively, in brokerage commissions on total transactions of $1,586,987,171, $562,253,065 and $17,050,048, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $158,785, $142,558 and $19,562 respectively, on total transactions of $1,586,987,171, $562,253,065 and $17,050,048, respectively. The Parnassus Fixed Income Fund did not pay commissions in 2013, 2014 or 2015 since this Fund buys its fixed income securities on a “net” basis that includes the dealer mark-up.

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2015. None of the other accounts identified below have advisory fees that are performance based.

Number of Other Accounts Managed
and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jerome L. Dodson	0 $ 0	None	None
Todd C. Ahlsten[1]	0 $ 0	None	6 $839,958,090
Benjamin E. Allen[1]	0 $ 0	None	6 $839,958,090
Matthew D. Gershuny	0 $ 0	None	None
Lori A. Keith	0 $ 0	None	None
Robert J. Klaber	0 $ 0	None	None
Ian Sexsmith	0 $ 0	None	None
Billy J. Hwan	0 $ 0	None	None
Samantha D. Palm	0 $ 0	None	None

[1]	Todd C. Ahlsten and Benjamin E. Allen co-manage six other accounts.

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2015.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Jerome L. Dodson	Salary	Parnassus Investments
The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Jerome L. Dodson may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

Todd C. Ahlsten	Salary	Parnassus Investments
The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Todd C. Ahlsten receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his phantom stock allocation and distributions.

Benjamin E. Allen	Salary	Parnassus Investments
The board of directors of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Benjamin E. Allen receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments, which includes Benjamin E. Allen, determines his phantom stock allocation and distributions.

Matthew D. Gershuny	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Matthew D. Gershuny may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
	Performance Bonus	Parnassus Investments	As part of Matthew D. Gershuny’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments
Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Matthew D. Gershuny receives profit sharing based on a percentage of his salary.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Matthew D. Gershuny receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments determines his phantom stock allocation and distributions.

Lori A. Keith	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Lori A. Keith may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Lori A. Keith’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments
Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Lori A. Keith receives profit sharing based on a percentage of her salary.

Ian Sexsmith	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Ian Sexsmith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Ian Sexsmith’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Ian Sexsmith receives profit sharing based on a percentage of his salary.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Ian Sexsmith receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments determines his phantom stock allocation and distributions.

Robert J. Klaber	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Robert J. Klaber’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Robert J. Klaber’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments
Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Robert J. Klaber receives profit sharing based on a percentage of his salary.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Robert J. Klaber receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments determines his phantom stock allocation and distributions.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Billy J. Hwan	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Billy J. Hwan’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Billy J. Hwan’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Asia Fund over multiple years versus the MSCI AC Asia Pacific Index.

	Profit Sharing Bonus	Parnassus Investments
Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Billy J. Hwan receives profit sharing based on a percentage of his salary.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Billy J. Hwan receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments determines his phantom stock allocation and distributions.

Samantha D. Palm	Salary	Parnassus Investments
The board of directors of Parnassus Investments determines Samantha D. Palm’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments
As part of Samantha D. Palm’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Barclays U.S. Aggregate Bond Index.

	Profit Sharing Bonus	Parnassus Investments
Parnassus Investments allocates a certain percentage of its pre-tax earnings to full-time employees.* As an eligible employee, Samantha D. Palm receives profit sharing based on a percentage of her salary.

	Phantom Stock Bonus Plan	Parnassus Investments
Parnassus Investments maintains a Phantom Distribution Participation Plan, also known as a “phantom stock” plan, and Samantha D. Palm receives periodic distributions as a participant in this plan. The board of directors of Parnassus Investments determines her phantom stock allocation and distributions.

*All full-time Parnassus Investments employees, with the exception of Jerome L. Dodson, Todd C. Ahlsten and Benjamin E. Allen, are eligible to receive a profit sharing bonus.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers, as of December 31, 2015 (which is also the valuation date), is set forth below.

Fund	Dollar Range of Shares of Jerome L. Dodson	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen	Dollar Range of Shares of Matthew D. Gershuny
Parnassus Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000
Parnassus Core Equity Fund	Over $1,000,000	Over $1,000,000	$100,001-$500,000	$100,001-$500,000
Parnassus Endeavor Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000
Parnassus Mid Cap Fund	$500,001-$1,000,000	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000
Parnassus Asia Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000
Parnassus Fixed Income Fund	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000

Fund	Dollar Range of Shares of Lori A. Keith	Dollar Range of Shares of Ian Sexsmith	Dollar Range of Shares of Billy J. Hwan	Dollar Range of Shares of Robert J. Klaber
Parnassus Fund	$10,001-$50,000	$50,001-$100,000	$1-$10,000	None
Parnassus Core Equity Fund	$50,001-$100,000	$50,001-$100,000	$1-$10,000	$50,001-$100,000
Parnassus Endeavor Fund	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Parnassus Mid Cap Fund	$100,001-$500,000	$1-$10,000	$1-$10,000	$1-$10,000
Parnassus Asia Fund	$10,001-$50,000	$1-$10,000	$10,001-$50,000	None
Parnassus Fixed Income Fund	$1-$10,000	$1-$10,000	$1-$10,000	None

Fund	Dollar Range of Shares of Samantha D. Palm
Parnassus Fund	$10,001-$50,000
Parnassus Core Equity Fund	$100,001-$500,000
Parnassus Endeavor Fund	$10,001-$50,000
Parnassus Mid Cap Fund	$10,001-$50,000
Parnassus Asia Fund	$10,001-$50,000
Parnassus Fixed Income Fund	$50,001-$100,000

NET ASSET VALUE

The Net Asset Values of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their Net Asset Values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

In determining the Net Asset Values of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security in which case the security will be “fair valued” as described below). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value, in accordance with procedures established and overseen by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

The Parnassus Asia Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which the Parnassus Asia Fund may invest are sometimes open on days when the NYSE is not open and the Parnassus Asia Fund does not calculate its Net Asset Value, and sometimes are not open on days when the Parnassus Asia Fund does calculate its Net Asset Value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Parnassus Asia Fund calculates its Net Asset Value. So, the value of the Parnassus Asia Fund’s portfolio may be affected on days when the Parnassus Asia Fund does not calculate its Net Asset Value and shareholders cannot purchase or redeem Fund shares.

ABANDONED PROPERTY

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws.  Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s  account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

DISTRIBUTIONS AND TAXES

Some of the following information may not apply to certain shareholders and may be relevant to non-U.S. holders or holders who are subject to special rules under the Code, including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts. In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state or local taxes. Shareholders should consult their tax advisors about the application of federal, state and local tax law.

Taxation as a Regulated Investment Company

Each Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so it will not be subject to U.S. federal income tax on its investment company taxable income and capital gains distributions to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each Fund intends to distribute at least 90% of its investment company taxable income (which includes dividends and interest) and net capital gains each fiscal year.  The Code includes provisions allowing each Fund to correct inadvertent failures of certain qualification tests required under Subchapter M, however, should any Fund fail to qualify under Subchapter M, the Fund would be subject to federal, and possibly state and corporate, taxes on income and gains without any deduction for distributions to shareholders.

If, in any taxable year, a Fund does not qualify as a regulated investment company under the Code: (1) the Fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the Fund’s distributions, to the extent made out of the Fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the Fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not “pass through” to shareholders. A Fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in recent legislation, but such remedies may still result in a significant tax penalty to the Fund.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year and (iii) 100% of any undistributed ordinary income and capital gains amounts from prior years.

Dividends paid by the fund from ordinary income or from an excess of net short term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The Fund may carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. Net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward for an unlimited period and retain their character as either short-term or long-term.  Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses.  The Funds are required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

In addition to the foregoing limitations, the amount of capital losses that can be carried forward and used in any single year may be limited in the case of assets acquired in a transaction constituting an “ownership change” within the meaning of Section 382 of the Code. An ownership change can occur if, for example, a mutual fund company with capital loss carryforwards and unrealized losses is acquired by another mutual fund and shareholders of the acquired mutual fund hold less than 50% of the outstanding shares of the acquiring mutual fund following the transaction. When an ownership change occurs, the capital losses of the acquired fund are subject to an annual limitation equal to the product of the net asset value of the acquired fund immediately prior to the transaction and the “long-term tax-exempt rate” published by the IRS in effect at such time. Although losses in excess of the limitation may be carried forward, the carryforward of pre-2011 capital losses are subject to the eight-year limitation described above and, consequently, are subject to possible expiration if the Section 382 limitation prevents their utilization.

Taxation of Shareholders

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually paid in December of each year, except that the Parnassus Core Equity Fund normally declares and pays income dividends on a quarterly basis and the Parnassus Fixed Income Fund normally declares and pays income dividends on a monthly basis; and the capital-gain distribution is usually made in November of each year. Income dividends and capital-gain distributions are taxable in the year received.

Dividends from a Fund’s net investment income, including distributions from a Fund’s net realized short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares of the Fund. In the case of domestic corporate shareholders, a portion of the income distributions of the Funds may be eligible for the 70% dividends received deduction. Qualified dividend income of ordinary distributions paid to individual and other non-corporate shareholders would be subject to maximum federal income tax rates of 15% for single filers with taxable income up to $415,050 ($466,950 for married filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts provided that holding period and other necessary requirements are met at both the shareholder and Fund level.  Capital gains distributed by the Funds are not eligible for treatment as qualified dividend income.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Even if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the stockholder.

A redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment. The capital gain or loss on the sale or redemption of Fund shares is measured by the difference between the amount of cash received (or the fair market of any property received) and the adjusted tax basis of the shares.  Such capital gain or loss will be long-term or short-term, depending upon the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Consequences of Investments in Foreign Issuers

To the extent a Fund invests in securities of foreign issuers its income from such securities may be subject to foreign taxes.  Dividend and interest income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions.  Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to benefit from any deduction or foreign tax credit available with respect to their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. Pursuant to such election, the Fund would treat those taxes as dividends paid to its shareholders, and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possession sources as the shareholder’s own income from such sources, and (3) would use the foregoing information in calculating the foreign tax credit against the shareholder’s U.S. federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Foreign currency gains and losses are generally taxable as ordinary income or loss.  These gains may increase or decrease the distribution payable by the Funds to shareholders.  After the Funds have distributed income, subsequent foreign currency losses may result in the Funds having distributed more income in a particular fiscal period than was available from investment income.

If a Fund invests in stock of certain passive foreign investment companies (“PFICs”), the Fund will mark-to-market the PFICs and recognize any gains at the end of its fiscal and excise tax years.  Gains and losses will be treated as ordinary income or loss and the Fund is required to distribute any resulting income.  Ordinary income from mark-to-market includes any increase in the value of such PFIC shares at the close of the taxable year over their adjusted basis.  Ordinary loss is allowable only to the extent of any previously recognized gains under mark-to-market rules.  If the Fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the Fund may be subject to adverse tax consequences.

Other Tax Considerations

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. See “Calculating Cost Basis” below. A shareholder should contact the Funds to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Funds are not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

Each Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

An additional 3.8% Medicare tax is imposed on certain net investment income and capital gains distributions of U.S. individuals, estates and trusts if an individual’s modified adjusted gross income or an estate or trust’s adjusted gross income exceeds certain threshold amounts.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

CALCULATING COST BASIS

The IRS allows you to calculate cost basis using one of three methods:

•	Average Basis. Under this method, the shareholder must divide the total cost basis of all shares held in the account (including reinvested distributions) by the total number of shares held at the time of the sale or redemption. The holding period of the shares sold is determined on a First-in, First-out (FIFO) basis. This method is most commonly used by mutual funds (including the Parnassus Funds) when providing cost basis information to their shareholders.

•	First-in, First-out (FIFO). This method assumes that the first shares acquired were the first shares redeemed. While this method is simple to apply, it may result in the realization of larger gains if the first shares you acquired were purchased at the lowest prices. The IRS assumes FIFO is used if shares are not adequately identified at the time of the sale or exchange or another method has not been selected.

•	Specific Share Identification. Under this method, the shareholder is required to specifically identify the shares sold at the time of the sale. Although this method allows shareholders to identify the shares that will yield the most favorable tax result, it may result in additional record keeping.

You are required to provide written instructions to your selling agent in advance of any redemption as to which shares are to be sold.

Once you’ve selected a method for calculating the cost basis for a particular fund, you generally cannot change to another cost basis method without the approval of the IRS. However, you can select different methods for other funds you may own. For additional information on the three available methods, please refer to IRS Publication 550, Mutual Fund Distributions.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, was known as The Parnassus Fund. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative Net Asset Value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

Each Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Investor Shares and Institutional Shares represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the Net Asset Value of that class in relation to the Net Asset Value of the applicable Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Trusts’ President, is the majority stockholder of Parnassus Investments.

Parnassus Funds Distributor, 1 Market Street, Suite 1600, San Francisco, California 94105, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Parnassus Funds Distributor is a wholly-owned subsidiary of Parnassus Investments.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2015 are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2015, as filed with the Securities and Exchange Commission on February 12, 2016. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2015, may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than with the Aaa securities.

A Bonds, which are rated A, possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest some susceptibility to future impairment.

Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the greatest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

PARNASSUS INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.            Overview
Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes environmental, social and governance (“ESG”) factors as well as financial factors into account in making investment decisions. We seek to invest in companies with positive performance on ESG criteria. Obviously, no company will be perfect in all categories, but Parnassus Investments makes value judgments in deciding which companies best meet the criteria. We do not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. We do not invest in companies that derive significant revenues from direct ties to Sudan. The Adviser will make exceptions for companies providing humanitarian services in Sudan and will also not exclude companies that have received Office of Foreign Assets Control exceptions from the U.S. Department of the Treasury.
In addition to covering the voting of equity securities, these Proxy Voting Policies and Procedures also apply generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.

II.            Procedures

Education and Decisions

Our process for voting proxies begins with education. Through various means, we educate ourselves on issues likely to affect voting. Education allows us to categorize issues into those explicitly covered by our Policies (below), those that follow from the spirit of the Policies and the firm, and those that require a new decision.
When considering a new issue, we may review information and recommendations from the company, from advocates, from our service provider Institutional Shareholder Services (“ISS”) and/or others. Decisions are made by members of the investment team and are reviewed periodically by the Proxy Committee. We vote in a manner that we believe is in the best interest of clients and shareholders of the Funds.

Execution and Public Disclosure

In order to facilitate our proxy voting process, Parnassus Investments retains ISS, a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting our Policies and applying them to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

We also pay ISS to make our vote history public on our website, www.parnassus.com. We do not disclose how we voted before the information is made public.

With respect to the voting of proxies relating to fixed income securities, our fixed income portfolio manager is responsible for researching and issuing recommendations for voting proxies. We consider each proposal regarding a fixed income security on a case-by-case basis, taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.

Review

The Proxy Committee reviews our recent vote history periodically. This review process may result in updates to our Policies and Procedures.

III.            Policies

The following policies indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we believe is in the best interest of clients and shareholders of the Funds. These policies may not include all potential voting issues, and in rare cases, we may deviate somewhat from these policies.

Environmental Issues

•	We will vote for proposals asking for increased disclosure of current environmental practices and policies.

•	We will generally vote for shareholder proposals that reduce a company’s negative impact on the environment.

•	We will vote for proposals asking for the elimination or substitution of toxic compounds used in products.

•	We will vote for the adoption of the Coalition for Environmentally Responsible Economics (CERES) Principles.

Social Issues

Employee and Supply Chain

•	We will vote for proposals that show respect for a company’s workers.

•	We will vote for proposals asking for increased disclosure regarding impacts on employees and vendors or suppliers.

•	We will vote for proposals requesting that companies adopt appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers. These may address the use of forced or child labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Diversity

•	We will vote for proposals asking for increased disclosure on a company’s efforts to increase diversity. We will vote for proposals to improve the representation of women and minorities in the workforce, particularly at the executive level.

•	We will vote for proposals that assure pay equity among women, minorities, and their colleagues.

•	We will vote for proposals that adopt or improve nondiscrimination policies.

Community Relations

•	We will vote for proposals requesting the company be a good corporate citizen and show sensitivity to the communities where it operates.

Philanthropy

•	We will vote for proposals asking for increased disclosure of philanthropy.

•	We will generally vote for proposals to increase philanthropy.

Animal Welfare

•	We will generally vote for proposals asking for increased disclosure on a company’s animal testing.

•	We will generally vote for proposals requesting that management develop viable alternatives to animal testing.

•	We will generally vote for proposals calling for consumer products companies to reduce their use of animal testing.

Ethical Business Practices

•	We will generally vote for proposals that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We will vote for proposals that require Board slates to consist of a majority of Directors who are independent from management.

•	We will also vote for proposals to separate Chief Executive Officer and Chairman of the Board positions.

•	We will vote for increased diversity, including qualified women and minorities, on Boards.

•	We will vote against Directors who are incumbent members of the nominating committee if there are no women on the board.

•	We will vote against Directors who have attended less than 75% of the Board meetings.

•	We will vote against Directors who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for proposals that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

•	We will vote case-by-case on directors individually, committee members, or the entire board.

Independent Accountants

•	We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against proposals to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	We will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on executive compensation on a case-by-case basis.

•	We will vote for proposals requesting that companies review and report on executive compensation. This includes reviews related to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

•	We will support proposals to allow shareholders to vote on executive compensation and management say on pay (MSOP).

Severance Packages

•	We will vote against severance that exceeds 3 times annual salary and bonus.

•	We will vote for proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes, which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution.

•	We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options, which tie executive compensation more closely to company performance.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

Political Contributions

•	We will vote for proposals calling for a company to disclose political contributions.

Political Lobbying

•	We will vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to influence governmental legislation.

•	We will vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures unless the terms of the proposal are unduly restrictive.

IV.            Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

V.            Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions; and

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus Investments may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures, however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VI.            Annual Review By Compliance

We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer. Any time the Policies are no longer relevant, they will be amended to ensure they accurately reflect the procedures of Parnassus Investments.

VII.            Recordkeeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and

•	A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

VIII.            Disclosure to Clients

We will disclose to clients and to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually pursuant to a filing with the SEC. We will provide a summary of these proxy voting policies and procedures to clients and to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same. We do not disclose how we intend to vote securities held by the Funds at shareholder meetings, nor do we disclose how the Funds’ securities were voted at shareholder meetings other than pursuant to the annual filing with the SEC.